UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Outdoor Holding Company

(Exact name of registrant as specified in its charter)

Texas	001-13101	30-0957912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Circle 75 Pkwy Suite 1300

Atlanta, GA 30339

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Shareholders.

At the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Outdoor Holding Company (the “Company”) held on September 28, 2026, the stockholders of the Company approved the redomestication of the Company from the State of Delaware to the State of Texas by conversion (the “Texas Redomestication”) pursuant to a plan of conversion (the “Plan of Conversion”), as described in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the Securities and Exchange Commission on September 3, 2026 (the “Proxy Statement”).

On September 29, 2026, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) a certificate of conversion with the Secretary of State of the State of Texas and (iii) a certificate of formation with the Secretary of State of the State of Texas (the “Texas Charter” and, collectively with the certificates of conversion described in the preceding clauses (i) and (ii), the “Conversion Documents”). Pursuant to the Conversion Documents, the Texas Redomestication became effective on September 30, 2026, at 10:59 p.m. Central Time (the “Effective Time”).

By operation of the Plan of Conversion and at the Effective Time:

●	the Company continued in existence as a Texas corporation (the “Texas Corporation”);

●	the Company’s internal affairs ceased to be governed by Delaware law and became governed by Texas law; and

●	the affairs of the Company ceased to be governed by Delaware law and the Company’s then-existing certificate of incorporation and bylaws, and are instead now governed by Texas law, the Texas Charter and the bylaws approved by the Company’s Board of Directors (the “Texas Bylaws”).

Though the Company is in the process of moving its headquarters from Atlanta, Georgia to Dallas, Texas, the Texas Redomestication did not result in any change in headquarters, business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication).

In addition, at the Effective Time:

●	each outstanding share of common stock, par value $0.001 per share, of the Delaware corporation (the “Delaware Corporation Common Stock”) automatically converted into one outstanding share of common stock, par value $0.001 per share, of the Texas Corporation (the “Texas Corporation Common Stock; and

●	each outstanding share of 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share, of the Delaware corporation (the “Delaware Corporation Preferred Stock”) automatically converted into one outstanding share of 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share, of the Texas Corporation (the “Texas Corporation Preferred Stock”).

Stockholders do not need to exchange their existing stock certificates or book-entry entitlements for new stock certificates or book-entry entitlements. The Texas Corporation Common Stock and the Texas Corporation Preferred Stock are traded on the Nasdaq Capital Market (“Nasdaq”) under the symbols “POWW” and “POWWP,” respectively, with no interruption in trading.

At the Effective Time, all of the Company’s obligations under the Company’s equity compensation plans became obligations of the Texas Corporation. Each outstanding option, restricted stock unit or other equity-based award under these plans was converted into an option, restricted stock unit or other equity-based award for an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as those in effect immediately before the Texas Redomestication. Each agreement to which the Delaware corporation was a party continues to be an agreement of the Texas corporation on the same terms and conditions and any references to the Delaware corporation thereunder, on and after the Effective Time, means the Texas Corporation.

Certain rights of the Company’s stockholders changed as a result of the Texas Redomestication. A more detailed description of the Plan of Conversion, the Texas Charter, the Texas Bylaws and the effects of the Texas Redomestication is set forth in the Proxy Statement under “PROPOSAL 3: TEXAS REDOMESTICATION,” which description is incorporated herein by reference. Copies of the Plan of Conversion, the Texas Charter and the Texas Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Texas Redomestication, and consistent with the officer requirements of the Texas Business Organizations Code, the Board of Directors appointed Steven F. Urvan, the Company’s Chairman and Chief Executive Officer, to the role of President of the Company, effective as of the Effective Time. Mr. Urvan will continue to serve as Chairman and Chief Executive Officer of the Company. The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K was previously disclosed in the Proxy Statement and is incorporated herein by reference. No material plans, contracts or arrangements between the Company and Mr. Urvan were entered into or amended in connection with Mr. Urvan’s appointment as President.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Stockholders of record as of the close of business on August 17, 2026 (the “Record Date”) were entitled to notice of, and to vote at, the 2026 Annual Meeting held on September 28, 2026. As of the Record Date, 116,060,931 shares of Delaware Corporation Common Stock were outstanding and entitled to vote. Each share represented one vote that could be voted on each matter that came before the 2026 Annual Meeting.

At the 2026 Annual Meeting, 100,008,661 shares of Delaware Corporation Common Stock, or 86.17% of the number of shares of outstanding Delaware Corporation Common Stock, were represented, in person or by proxy, at the 2026 Annual Meeting, constituting the presence in person or by proxy of the holders of more than 33.33% of the outstanding stock needed for a quorum at the 2026 Annual Meeting.

The following proposals, each of which is described in detail in the Proxy Statement, were presented to the stockholders for vote at the 2026 Annual Meeting and received a sufficient number of votes to be approved. Because there were a sufficient number of votes for the approval of the Texas Redomestication, the adjournment proposal was not presented at the 2026 Annual Meeting.

Proposal 1: Election of Five Directors to Serve until the 2027 Annual Meeting. Each nominee was elected by the Company’s stockholders to serve for a one-year term until the annual meeting of stockholders to be held in 2027 and until their successors are duly elected and qualified.

Nominee	For	Against	Abstentions	Broker Non-Votes
Steven F. Urvan	82,754,448	1,026,672	1,589,157	14,638,384
Christos Tsentas	81,653,065	2,134,564	1,582,648	14,638,384
Wayne Walker	51,164,012	32,584,180	1,622,085	14,638,384
Houman Akhavan	82,036,959	1,739,438	1,593,880	14,638,384
David Douglas	82,560,033	1,077,581	1,732,663	14,638,384

Proposal 2: Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

For	Against	Abstentions
99,282,230	317,049	409,382

Proposal 3: Approval of the Texas Redomestication. The stockholders approved the Texas Redomestication pursuant to the Plan of Conversion and adopted the resolutions of the Board approving the Texas Redomestication.

For	Against	Abstentions	Broker Non-Votes
74,116,057	10,985,633	268,587	14,638,384

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Plan of Conversion
3.1	Certificate of Formation of Outdoor Holding Company
3.2	Bylaws of Outdoor Holding Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Holding Company

Dated: October 2, 2026	By:	/s/ Paul Kasowski
Paul Kasowski
Chief Financial Officer